Provident Funding

Mortgage Pass-Through Certificates

Series 2003-1

Marketing Materials

$372,562,000 (Approximate)

Provident Funding Associates, L.P.

Seller and Servicer

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet Date

Prepared:  June 24, 2003

Provident Funding Mortgage Pass-Through Certificates,

Series 2003-1

$372,562,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

		WAL (Yrs)	Pmt Window
	Principal	To	(Mths)			Expected
	Amount	Wtd Avg	Wtd Avg	Interest		Ratings
Class	Approx.)(1)	Roll/Mat(2)	Roll/Mat(2)	Rate Type	Tranche Type	[Moody’s/S&P]
A	$[363,750,000]	[2.48/3.21]	[1-56/1-360]	Fixed(3)	Senior	Aaa/AAA
B-1	$[3,750,000]	[4.07/5.74]	[1-56/1-360]	Variable(4)	Subordinate	Aa2/AA
B-2	$[3,000,000]	[4.07/5.74]	[1-56/1-360]	Variable(4)	Subordinate	A2/A
B-3	$[2,062,000]	[4.07/5.74]	[1-56/1-360]	Variable(4)	Subordinate	Baa2/BBB
B-4	$[750,000]				Subordinate	Ba2/BB
B-5	$[562,000]	Information Not Provided Hereby	Subordinate	B2/B
B-6	$[1,125,900]		Subordinate	UR/UR
X	Notional	Senior IO	Aaa/AAA
R	$100	Senior/Residual	Aaa/AAA
Total:	$[375,000,000]

(1)

The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class A, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity.

(3)

For every Distribution Date on or before the Weighted Average Roll Date, the Class A Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate and (b) the Net WAC of the Mortgage Loans. After the Weighted Average Roll Date, the Class A Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

(4)

For every Distribution Date, the Class B-1, Class B-2 and Class B-3 will have an interest rate equal to the Net WAC of the Mortgage Loans.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Seller and Servicer:

Provident Funding Associates, L.P. (“Provident Funding”).

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Manager:

Greenwich Capital Markets, Inc.

Trustee/Custodian:

Wells Fargo Bank Minnesota, N. A.

Rating Agencies:

Moody’s and S&P will rate the Certificates. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

July 1, 2003.

Expected Pricing Date:

On or about June [27], 2003.

Closing Date:

On or about July 24, 2003.

Distribution Date:

The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in August 2003.

Servicing Fee:

[0.375]% per annum of the principal balance of each Mortgage Loan.

Trustee Fee:

[0.0035]% per annum of the principal balance of each Mortgage Loan.

Certificates:

The “Senior Certificates” will consist of the Class A Certificates, the Class X

Certificates and the Class R Certificate.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class

B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are

collectively referred to herein as the “Certificates.”  The Class A, Class B-1,

Class B-2 and Class B-3 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The Class A, Class B-1, Class B-2 and Class B-3 Certificates settle with accrued interest.  The price to be paid by investors for the Class A, Class B-1, Class B-2 and Class B-3 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([23] days).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

The interest accrual period with respect to the Class A, Class B-1, Class B-2 and

Class B-3 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through

DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear

System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of a Class Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute

“mortgage related securities” for purposes of SMMEA.  The Class B-2 and

Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage

Loans is equal to or less than [10]% of the aggregate principal balance of the

Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $[368,908,327] (the “Mortgage Loans”).  The

Mortgage Loans are nonconvertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (“5/1 ARM”). Each Mortgage

Loan has an original term to maturity of 30 years.  The Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached collateral descriptions for more information.

On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[375,000,000], subject to an increase or decrease of up to 10%.  It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Weighted Average

Roll Date:

The Distribution Date in [March 2008].

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.00]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.00]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.20]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [0.65]% total subordination.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:

Until the first Distribution Date occurring after [July 2008], the Subordinate

Certificates will be locked out from receipt of unscheduled principal (unless the

Senior Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the

Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

August 2003 – July 2008

0% Pro Rata Share

August 2008 – July 2009

30% Pro Rata Share

August 2009 – July 2010

40% Pro Rata Share

August 2010 – July 2011

60% Pro Rata Share

August 2011 – July 2012

80% Pro Rata Share

August 2012 and after

100% Pro Rata Share

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [August 2006], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [August 2006], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cutoff Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled principal for the Mortgage Loan, regardless of any prepayment percentages.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates

(other than the Class X Certificates) until the class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates

(other than the Class X Certificates) on a pro rata basis.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate

Interest Rate;

2)

Class R Certificate, principal, until its balance is reduced to zero;

3)

To the Class A Certificates, principal, until their certificate principal balances are reduced to zero;

4)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1

Certificate Interest Rate;

5)

Class B-1 Certificates, principal allocable to such Class;

6)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2

Certificate Interest Rate;

7)

Class B-2 Certificates, principal allocable to such Class;

8)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3

Certificate Interest Rate;

9)

Class B-3 Certificates, principal allocable to such Class;

10)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order,

accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

11)

Class R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class A to Weighted Average Roll Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
101-16	3.289	3.223	3.150	3.068	2.976	2.871	2.754
WAL (yr)	3.55	3.15	2.79	2.48	2.20	1.95	1.73
MDUR (yr)	3.25	2.90	2.59	2.31	2.06	1.83	1.64
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	03/25/08	03/25/08	03/25/08	03/25/08	03/25/08	03/25/08	03/25/08

Class A to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
101-16	3.325	3.275	3.211	3.130	3.035	2.924	2.799
WAL (yr)	7.25	5.26	4.03	3.21	2.63	2.21	1.88
MDUR (yr)	5.82	4.43	3.52	2.88	2.40	2.04	1.76
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33

Class B -1 to Weighted Average Roll Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
102-11+	3.765	3.764	3.742	3.710	3.676	3.634	3.585
WAL (yr)	4.49	4.49	4.29	4.07	3.86	3.63	3.40
MDUR (yr)	4.01	4.00	3.85	3.66	3.49	3.29	3.10
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	03/25/08	03/25/08	03/25/08	03/25/08	03/25/08	03/25/08	03/25/08

Class B -1 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
102-11+	3.546	3.596	3.624	3.629	3.621	3.599	3.564
WAL (yr)	11.87	8.89	6.89	5.74	4.98	4.38	3.90
MDUR (yr)	8.90	7.04	5.69	4.87	4.31	3.85	3.48
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33	06/25/33

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class B -2 to Weighted Average Roll Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
101-07+	4.040	4.040	4.029	4.012	3.993	3.969	3.941
WAL (yr)	4.49	4.49	4.29	4.07	3.86	3.63	3.40
MDUR (yr)	4.00	4.00	3.84	3.65	3.48	3.28	3.09
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	03/25/08	03/25/08	03/25/08	03/25/08	03/25/08	03/25/08	03/25/08

Class B -2 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
101-07+	3.670	3.753	3.819	3.856	3.877	3.885	3.882
WAL (yr)	11.87	8.89	6.89	5.74	4.98	4.38	3.90
MDUR (yr)	8.86	7.01	5.66	4.84	4.29	3.84	3.46
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33	06/25/33

Class B -3 to Weighted Average Roll Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
100-16	4.221	4.222	4.218	4.211	4.202	4.190	4.177
WAL (yr)	4.49	4.49	4.29	4.07	3.86	3.63	3.40
MDUR (yr)	3.99	3.99	3.83	3.64	3.47	3.28	3.08
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	03/25/08	03/25/08	03/25/08	03/25/08	03/25/08	03/25/08	03/25/08

Class B -3 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
100-16	3.752	3.856	3.947	4.006	4.047	4.075	4.093
WAL (yr)	11.87	8.89	6.89	5.74	4.98	4.38	3.90
MDUR (yr)	8.82	6.98	5.64	4.83	4.28	3.82	3.45
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33	06/25/33

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Total Mortgage Loan Statistics

As of the Cut -off Date

TOTAL CURRENT BALANCE:	368,908,327
NUMBER OF LOANS:	821
		Minimum	Maximum
AVG CURRENT BALANCE:	$449,340.23	$321,364.81	$650,000.00
WAVG GROSS COUPON:	4.781%	4.000%	6.500%
WAVG GROSS MARGIN:	2.750%	2.750%	2.750%
WAVG MAX INT RATE:	9.781%	9.000%	11.500%
WAVG INITIAL RATE CAP:	5.000%	5.000%	5.000%
WAVG PERIODIC RATE CAP:	2.000%	2.000%	2.000%
WAVG ORIGINAL LTV:	68.36%	16.50%	95.90%
WAVG FICO SCORE:	735	641	809
WAVG ORIGINAL TERM:	360 months	360 months	360 months
WAVG REMAINING TERM:	356 months	345 months	360 months
WAVG SEASONING:	4 months	0 months	15 months
WAVG INITIAL RATE ADJ FREQ:	60 months	60 months	60 months
WAVG RATE ADJ FREQ:	12 months	12 months	12 months
WAVG NEXT RATE RESET:	56 months	45 months	60 months
TOP STATE CONC ($):	56.41 % California, 6.93 % Washington, 4.53 % Colorado
MAXIMUM ZIP CODE CONC ($):	2.76% 94539
FIRST PAY DATE:	May 01, 2002	Aug 01, 2003
RATE CHG DATE:	Apr 01, 2007	Jul 01, 2008
MATURE DATE:	Apr 01, 2032	Jul 01, 2033

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	The Cut-off Date	The Cut-off Date
Current	812	364,925,360.40	98.92
30-59 Days	9	3,982,966.90	1.08
Total	821	368,908,327.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	The Cut-off Date	The Cut-off Date
321,365 - 400,000	314	115,456,062.31	31.30
400,001 - 500,000	292	131,298,336.00	35.59
500,001 - 600,000	162	88,708,304.57	24.05
600,001 - 650,000	53	33,445,624.42	9.07
Total	821	368,908,327.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	The Cut-off Date	The Cut-off Date
<= 0	23	10,865,200.00	2.95
1 - 5	531	240,996,882.44	65.33
6 - 10	252	110,806,942.97	30.04
11 - 15	15	6,239,301.89	1.69
Total	821	368,908,327.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	The Cut-off Date	The Cut-off Date
Single Family	573	259,071,361.28	70.23
PUD	248	109,836,966.02	29.77
Total	821	368,908,327.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	The Cut-off Date	The Cut-off Date
Primary	820	368,508,807.92	99.89
Second Home	1	399,519.38	0.11
Total	821	368,908,327.30	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	The Cut-off Date	The Cut-off Date
Rate/Term Refinance	618	280,807,869.23	76.12
Cash Out Refinance	132	55,707,789.43	15.10
Purchase	71	32,392,668.64	8.78
Total	821	368,908,327.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	The Cut-off Date	The Cut-off Date
Full Documentation	821	368,908,327.30	100.00
Total	821	368,908,327.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	The Cut-off Date	The Cut-off Date

16.50 - 20.00	1	492,811.41	0.13
20.01 - 30.00	7	3,183,956.25	0.86
30.01 - 40.00	12	5,849,672.00	1.59
40.01 - 50.00	50	22,926,698.62	6.21
50.01 - 60.00	106	47,552,719.99	12.89
60.01 - 70.00	199	90,654,605.12	24.57
70.01 - 80.00	438	195,287,762.94	52.94
80.01 - 90.00	7	2,571,018.27	0.70
90.01 - 95.90	1	389,082.70	0.11
Total	821	368,908,327.30	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	The Cut-off Date	The Cut-off Date

Arizona	34	15,062,758.71	4.08
California	459	208,107,358.37	56.41
Colorado	39	16,709,994.18	4.53
Connecticut	12	5,567,559.44	1.51
Florida	4	2,127,629.59	0.58
Georgia	8	3,342,119.56	0.91
Illinois	30	14,058,056.49	3.81
Indiana	9	4,020,203.59	1.09
Kansas	2	897,946.47	0.24
Kentucky	7	2,901,313.48	0.79
Maryland	3	1,082,293.97	0.29
Massachusetts	26	11,250,297.99	3.05
Michigan	24	10,319,084.41	2.80
Minnesota	4	1,703,312.62	0.46
Nevada	7	2,675,871.38	0.73
New Jersey	14	6,354,441.14	1.72
New York	1	370,648.47	0.10
North Carolina	14	6,297,155.19	1.71
Ohio	17	8,030,692.53	2.18
Oklahoma	1	441,153.55	0.12
Oregon	17	7,295,372.98	1.98
Pennsylvania	7	2,834,131.59	0.77
South Carolina	1	359,613.07	0.10
Tennessee	1	502,352.53	0.14
Texas	8	3,605,651.61	0.98
Utah	16	6,875,577.46	1.86
Virginia	1	547,278.38	0.15
Washington	55	25,568,458.55	6.93
Total	821	368,908,327.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
CA CONCENTRATION:	Mortgage Loans	The Cut-off Date	The Cut-off Date
CA-NORTH	356	161,984,295.21	43.91
OUTSIDE CA	362	160,800,968.93	43.59
CA-SOUTH	103	46,123,063.16	12.50
Total	821	368,908,327.30	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	The Cut-off Date	The Cut-off Date
4.000 - 4.000	2	959,652.86	0.26
4.001 - 4.500	172	79,557,250.34	21.57
4.501 - 5.000	541	241,983,811.02	65.59
5.001 - 5.500	93	41,191,608.65	11.17
5.501 - 6.000	10	4,054,765.03	1.10
6.001 - 6.500	3	1,161,239.40	0.31
Total	821	368,908,327.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
MAXIMUM LOAN RATE:	Mortgage Loans	The Cut-off Date	The Cut-off Date
9.000 - 9.000	2	959,652.86	0.26
9.001 - 9.500	172	79,557,250.34	21.57
9.501 - 10.000	541	241,983,811.02	65.59
10.001 - 10.500	93	41,191,608.65	11.17
10.501 - 11.000	10	4,054,765.03	1.10
11.001 - 11.500	3	1,161,239.40	0.31
Total	821	368,908,327.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
MONTH NEXT ADJUSTMENT:	Mortgage Loans	The Cut-off Date	The Cut-off Date
April 2007	2	815,583.12	0.22
May 2007	2	743,839.06	0.20
June 2007	1	586,358.67	0.16
August 2007	10	4,093,521.04	1.11
September 2007	10	4,314,969.09	1.17
October 2007	2	1,021,983.67	0.28
November 2007	67	29,452,403.35	7.98
December 2007	87	38,278,840.84	10.38
January 2008	86	37,738,746.02	10.23
Feburary 2008	67	29,635,501.39	8.03
March 2008	63	28,744,399.90	7.79
April 2008	130	59,321,921.60	16.08
May 2008	125	57,514,597.46	15.59
June 2008	146	65,780,462.09	17.83
July 2008	23	10,865,200.00	2.95
Total	821	368,908,327.30	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	The Cut-off Date	The Cut-off Date
641 - 650	4	1,722,268.44	0.47
651 - 700	152	66,939,050.39	18.15
701 - 750	352	158,724,960.56	43.03
751 - 800	309	139,723,363.91	37.87
801 - 809	4	1,798,684.00	0.49
Total	821	368,908,327.30	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
TOP FIFTY ZIP CODE	Mortgage Loans	The Cut-off Date	The Cut-off Date
94539 Fremont, CA	21	10,171,086.53	2.76
95129 San Jose, CA	17	8,005,372.16	2.17
92130 San Diego, CA	15	7,305,053.71	1.98
95014 Cupertino, CA	15	7,034,361.41	1.91
94087 Sunnyvale, CA	12	5,927,526.69	1.61
95120 San Jose, CA	11	5,363,632.59	1.45
95124 San Jose, CA	10	4,758,717.38	1.29
85255 Scottsdale, AZ	8	3,535,169.68	0.96
94587 Union City, CA	8	3,465,889.62	0.94
95125 San Jose, CA	7	3,388,767.57	0.92
95121 San Jose, CA	7	3,316,101.07	0.90
94536 Fremont, CA	8	3,287,600.13	0.89
98027 Issaquah, WA	7	3,216,131.24	0.87
95070 Saratoga, CA	5	2,908,209.97	0.79
95132 San Jose, CA	7	2,779,018.57	0.75
98075 Issaquah, WA	6	2,771,196.49	0.75
94070 San Carlos, CA	6	2,761,037.59	0.75
94588 Pleasanton, CA	6	2,689,788.93	0.73
95035 Milpitas, CA	6	2,633,247.47	0.71
95135 San Jose, CA	6	2,454,509.32	0.67
94566 Pleasanton, CA	6	2,430,339.91	0.66
94506 Danville, CA	5	2,414,407.29	0.65
95051 Santa Clara, CA	5	2,411,476.47	0.65
94583 San Ramon, CA	5	2,336,457.78	0.63
95148 San Jose, CA	5	2,219,038.91	0.60
48167 Northville, MI	4	2,195,385.72	0.60
94568 Dublin, CA	4	2,122,205.78	0.58
92009 Carlsbad, CA	5	2,071,192.29	0.56
95123 San Jose, CA	4	2,026,548.71	0.55
94002 Belmont, CA	4	1,975,599.45	0.54
98074 Redmond, WA	4	1,898,375.27	0.51
97229 Portland, OR	5	1,868,980.82	0.51
94043 Mountain View, CA	4	1,864,147.31	0.51
94086 Sunnyvale, CA	4	1,860,459.84	0.50
95008 Campbell, CA	4	1,771,975.98	0.48
94538 Fremont, CA	4	1,735,151.91	0.47

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number	Outstanding as of	Outstanding as of
TOP FIFTY ZIP CODE	Mortgage Loans	The Cut-off Date	The Cut-off Date
85259 Scottsdale, AZ	4	1,733,182.73	0.47
95126 San Jose, CA	3	1,698,756.67	0.46
98052 Redmond, WA	4	1,641,955.90	0.45
95037 Morgan Hill, CA	4	1,635,327.08	0.44
97034 Oswego, OR	3	1,632,775.44	0.44
94127 San Francisco, CA	3	1,600,819.93	0.43
95032 Los Gatos, CA	3	1,591,524.26	0.43
98006 Bellevue, WA	3	1,569,076.59	0.43
94526 Danville, CA	3	1,538,032.47	0.42
95060 Bonny Doon, CA	3	1,537,516.29	0.42
98040 Mercer Island, WA	3	1,516,298.81	0.41
94404 San Mateo, CA	3	1,434,549.38	0.39
95138 San Jose, CA	3	1,422,308.02	0.39
02421 Lexington, MA	3	1,391,985.21	0.38
Total	305	142,918,270.34	38.74